Exhibit 24(a)

                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and Officers of ASHLAND INC., a Kentucky corporation, which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the Ashland Inc. Deferred Compensation Plan hereby constitutes and appoints JOHN R. HALL, PAUL W. CHELLGREN, THOMAS L. FEAZELL, JAMES G. STEPHENSON and DAVID L. HAUSRATH, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others to sign such Registration Statement, to affix the corporate seal of Ashland thereto and to attest said seal, and to file such Registration Statement and the exhibits thereto and any and all other documents in connection therewith with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  March 16, 1995


   /s/ John R. Hall                        /s/ James B. Farley
   _________________________________       ______________________________
   John R. Hall, Chairman of the Board of James B. Farley, Director Directors, Chief Executive Officer and
   Director



   /s/ Paul W. Chellgren                    /s/ Ralph E. Gomory
   _________________________________       ______________________________
   Paul W. Chellgren, President,           Ralph E. Gomory, Director
   Chief Operating Officer and Director



   /s/ J. Marvin Quin                      /s/ Mannie L. Jackson
   _________________________________       ______________________________
   J. Marvin Quin, Chief Financial         Mannie L. Jackson, Director
   Officer and Senior Vice President



   /s/ Kenneth L. Aulen                    /s/ Patrick F. Noonan
   _________________________________       ______________________________
   Kenneth L. Aulen, Administrative Vice   Patrick F. Noonan, Director
   President; Controller



   /s/ Jack S. Blanton                     /s/ Jane C. Pfeiffer
   _________________________________       ______________________________
   Jack S. Blanton, Director               Jane C. Pfeiffer, Director



   /s/ Thomas E. Bolger                    /s/ James R. Rinehart
   _________________________________       ______________________________
   Thomas E. Bolger, Director              James R. Rinehart, Director



   /s/ Samuel C. Butler                    /s/ William L. Rouse, Jr.
   _________________________________       ______________________________
   Samuel C. Butler, Director              William L. Rouse, Jr., Director



   /s/ Frank C. Carlucci                   /s/ Robert B. Stobaugh
   _________________________________       ______________________________
   Frank C. Carlucci, Director             Robert B. Stobaugh, Director